EX.99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the The Wexford Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the The Wexford Trust for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the The Wexford Trust for the stated period.

/s/ Ronald H. Muhlenkamp Ronald H. Muhlenkamp President, The Wexford Trust	/s/ James S. Head James S. Head Treasurer, The Wexford Trust
Dated: 3/3/2005	Dated: 3/3/2005

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Wexford Trust for purposes of the Securities Exchange Act of 1934.